QuickLinks -- Click here to rapidly navigate through this document

Consent of Independent Accountants

We hereby consent to the use, in this Registration Statement on Form N-4 (File No. 333-68551) of our report dated March 19, 2003, relating to the consolidated financial statements and financial statement schedules of Protective Life Insurance Company and Subsidiaries, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 17, 2003, on our audits of the financial statements of The Protective Variable Annuity Separate Account, which appears in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 29, 2003

QuickLinks

Consent of Independent Accountants